SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 3, 2001
                                                          -------------


                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                    0-25812                16-1353600
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(State or other jurisdiction          (Commission           (IRS Employer
        of incorporation)             File Number)         Identification No.)


  44983 Knoll Square, Ashburn, Virginia                       20147
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  (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (703) 726-4100
                                                  --------------


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          (Former name or former address, if changed since last report)

Item 2.       Disposition of Assets

         On April 3, 2001, PSINet Inc. completed the sale of all of the issued and outstanding shares of its wholly-owned subsidiary, PSINet Transaction Solutions, Inc. ("PTS"), to an investment group led by GTCR Golder Rauner, LLC. PSINet Inc. received net cash proceeds of approximately $277 million. An additional $10 million has been placed in escrow to cover purchase price adjustments. The purchase price was determined by negotiations between the parties.

         For financial reporting purposes, PTS was treated as a discontinued operation in PSINet's consolidated finacial statements for the year ended December 31, 2000.

         As previously announced, even with the proceeds from the PTS sale, PSINet's current cash resources, and any cash generated by additional asset sales, are not expected to be sufficient to meet its anticipated cash needs absent successful implementation of one or more financial or strategic alternatives currently under consideration. PSINet cannot provide any assurance that, even if any such alternatives are implemented, it will not run out of cash.

         Some of the information included in or incorporated by reference in this Form 8-K may contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or similar words, or by discussions of strategy that involve risks and uncertainties. Any such forward-looking statements may discuss PSINet's future expectations or contain projections of its results of operations or financial condition or expected benefits and are not guarantees of future performance or results. PSINet cannot provide any assurance that the future results indicated, whether expressed or implied, will be achieved. For a discussion of the risk factors that could cause PSINet's actual results to differ materially from those contained in any forward-looking statement, you should read the risk factors contained in PSINet's periodic reports and other documents filed with the Securities and Exchange Commission.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

           Exhibit 2.1 Share Purchase Agreement dated as of March 12, 2001 among PSINet Inc., PSINet Transaction Solutions Inc. and TNS Holdings, Inc.

           Exhibit 99.1    Unaudited Pro Forma Condensed Balance Sheet as of
                            December 31, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:    April 18, 2001                      PSINET INC.


                                              By: /s/Lawrence E. Hyatt
                                                  --------------------------
                                                  Lawrence E. Hyatt
                                                  Executive Vice President
                                                  and Chief Financial Officer

                                  EXHIBIT INDEX




Exhibit
 Number    Exhibit Name                                     Location
 ------    ------------                                     --------
  2.1      Share Purchase Agreement                  Incorporated by reference
           dated as of March 12, 2001 among          to Exhibit 2.2 to PSINet's
           PSINet Inc., PSINet Transaction           Annual Report on Form 10-K
           Solutions Inc. and TNS Holdings, Inc.     for the year ended December
                                                     31, 2000 located under
                                                     Securities and Exchange
                                                     Commission File No. 0-25812

  99.1     Unaudited Pro Forma Condensed             Filed herewith
           Balance Sheet as of December 31,
           2000.